Exhibit 99.1

NASDAQ: CASH Sandler O’Neill + Partners 2012 East Coast Financial Services Conference November 15, 2012

Forward Looking Statements Corporate Profile: Meta Financial Group, Inc. ®, ("Meta Financial" or the "Company") is the holding company for its wholly-owned subsidiary MetaBank™ (the "Bank" or "MetaBank"). MetaBank is a federally-chartered savings bank with four market areas: Northwest Iowa Market, Brookings Market, Central Iowa Market, Sioux Empire Market; and the Meta Payment Systems® prepaid card division. Twelve retail banking offices and one administrative office support customers throughout northwest and central Iowa, and in Brookings and Sioux Falls, South Dakota. The Company and the Bank, may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission (the "SEC"), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's balance sheet and income statements; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems ("MPS), a division of the Bank; credit quality and adequacy of reserves; technology; and our employees. The following factors, among others, could cause the Company's financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third-party vendors; the scope of restrictions and compliance requirements imposed by the supervisory directives and/or the Consent Orders entered into by the Company and the Bank with the Office of Thrift Supervision and any other such actions which may be initiated; the impact of changes in financial services' laws and regulations, including but not limited to our relationship with our regulators, the Office of the Comptroller of the Currency and the Federal Reserve; technological changes, including but not limited to the protection of electronic files or databases; acquisitions; litigation risk in general, including but not limited to those risks involving MPS; the growth of the Company's business as well as expenses related thereto; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default. Other important information about the Company is available at http://www.metafinancialgroup.com.

Meta Management J. Tyler Haahr Chairman, President and Chief Executive Officer Brad C. Hanson President, Meta Payment Systems David W. Leedom Chief Financial Officer

Who we are … Meta Financial Group (NASDAQ: CASH) Sandler O’Neill’s Small-Cap All Star list Solid community bank MetaBank Iowa, South Dakota Unique cost of funds advantage Dynamic payment systems division Meta Payment Systems (MPS) Industry leader - 40% CAGR Top US Prepaid Card Issuer

Strategic Direction Grow MPS Division Scalable operating infrastructure Leverage low/no cost funds Diverse product set: reloadable, payroll, gift, incentive and travel Exercise “First Mover” advantage in regulatory compliance Provide broader access to card, banking services at modest cost Ensure strong credit, investment quality Emphasize asset diversification, yield enhancement New product initiatives

Growing our business Capitalizing on synergies: community banking, MPS MPS provides MFG with over $1.0 billion in no-cost funds Annual growth of 30%+ Material benefits as interest rates normalize Leveraging MPS leadership in prepaid card segment Industry growth forecast at 40% Meta sponsors 70% of U.S. “white label” ATMs Emergent leaders in “virtual cards” for electronic settlements 17 patents with an additional 33 pending MPS “financial inclusion” programs for unbanked, under banked

Total Deposits FY07 FY08 FY09 FY10 FY11 FY12 (Jun)* * Fiscal Year End September 30 $millions

MPS Oversight Systems Early adopter of “financial inclusion” and compliance Investments in program design, training and technology MPS now “best in class” Goal/opportunity to serve much broader spectrum of consumers Substantial progress continues on regulatory issues High competitive barriers to entry Expertise, Capital, Compliance Operational infrastructure

Retail Bank Successful regional enterprise Over a half-century in business 12 locations in Iowa and S. Dakota Stable, profitable operations Strong, loyal customer base Diverse customer base Attractive combination of retail, commercial and agricultural Very strong and improving credit quality Loan to deposit spread at 82nd percentile

Where we are located Brookings (1) Sioux Falls (3) Storm Lake (2) Des Moines (6) Sioux Falls

Financial Highlights Strong earnings profile ROA of 1.5% and ROE of 23.6% for the nine months ending June 2012 Strong and improving asset quality NPAs markedly lower than peer group Increased franchise value Compliance and risk management initiatives Capital management Capital raise supports organic growth

Growing equity FY07 FY08 FY09 FY10 FY11 FY12 (Jun)* * Fiscal Year End September 30 10 5 0 -5 $ $ EPS Book Value/Share

Capital Management Private placements raised $47.4 million in new capital $13.2 million in May $34.2 million in September Investors include existing shareholders, strategic partners, others Maintain high capital ratios Tier 1 in excess of 8% Risk-Based over 20% Support current and expected growth

Balance Sheet ($000s) Sep07 Sep08 Sep09 Sep10 Sep11 Jun12 Total Cash And Cash Equivalents 11,320 2,963 6,168 87,503 276,893 166,435 Total Investments and MBS 158,701 203,834 364,838 506,852 619,248 968,391 Total Loans Receivable Net 355,612 427,928 391,609 366,045 314,411 332,948 Total Other Assets 160,447 75,511 72,162 69,366 64,929 60,908 Total Assets 686,080 710,236 834,777 1,029,766 1,275,481 1,528,682   Total Liabilities 637,982 664,503 787,432 957,722 1,194,904 1,422,983   Total Shareholders' Equity 48,098 45,733 47,345 72,044 80,877 105,699 Total Liabilities and Capital 686,080 710,236 834,777 1,029,766 1,275,481 1,528,682

Income Statement ($000s) Meta Financial Group 2007 2008 2009 2010 2011 2012 Jun YTD Net Interest Income After Provision 17,639 21,288 9,106 17,299 34,034 25,292 Total Non Interest Income 21,858 37,696 79,969 97,444 57,491 56,169 Compensation and Benefits 18,248 25,731 32,744 32,529 30,467 23,469 Card Processing Expense 6,377 15,630 34,350 38,242 23,286 13,970 All Other Expense 12,727 20,459 23,987 24,159 29,509 19,636 Net Income (Loss) Before Taxes 2,145 (2,836) (2,006) 19,813 8,263 24,386 Income Tax Expense (Benefit) 974 (1,813) (543) 7,420 3,623 8,938 Net Income (Loss) 1,171 (1,023) (1,463) 12,393 4,640 15,448

Total Assets FY07 FY08 FY09 FY10 FY11 FY12 (Jun)* * Fiscal Year End September 30 $

Total Net Loans FY07 FY08 FY09 FY10 FY11 FY12 (Jun)* * Fiscal Year End September 30 $

Non-Performing Assets * Fiscal Year End September 30 $

Total Revenue FY07 FY08 FY09 FY10 FY11 FY12 (Jun)* * Fiscal Year End September 30 $

Total Net Income (Loss) FY07 FY08 FY09 FY10 FY11 FY12 (Jun)* * Fiscal Year End September 30 $

Meta Value Proposition Leader in consumer regulatory compliance Higher profile as needed controls and processes instituted No. 1 issuer of debit cards Springboard into other products and services Strong capital position Capacity to fund significant growth objectives Steady dividend policy Yield of 2.3% at current rates Poised for sharp upward trend in earnings Normalized interest rates and asset diversification P/E at relatively low 4.3x

NASDAQ: CASH